UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 30, 2003
                                        ----------------
                        (Date of earliest event reported)



                         DREXLER TECHNOLOGY CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                    0-6377                 77-0176309
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(Stateor other jurisdiction of       (Commission            (I.R.S.  Employer
incorporation or organization)       File Number)           Identification No.)



         1077 Independence Avenue, Mountain View, California 94043-1601
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (650) 969-7277
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

     (c)    Exhibits

     The following exhibit is filed herewith as part of this Current Report on Form 8-K:

     Exhibit
     Number       Description
     -------      -----------
      99.1        News Release dated October 30, 2003, entitled "Drexler
                  Technology Reports Results for FY04 Second Quarter Ended
                  September 30, 2003"

Item 12. Results of Operations and Financial Condition.

     On October 30, 2003, Drexler Technology Corporation issued a news release to report its financial results for the fiscal 2004 second quarter ended September 30, 2003. The release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information furnished in this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                             DREXLER TECHNOLOGY CORPORATION (Registrant)


Date: November 4, 2003       /s/Steven G. Larson
                             --------------------------------
                             Steven G. Larson
                             Vice President, Finance and Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit
Number          Description
-------         -----------

  99.1 News Release dated October 30, 2003, entitled "Drexler Technology Reports Results for FY04 Second Quarter Ended September 30, 2003" is furnished herewith.